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                                                                    Exhibit 99.2


                                   PACCAR Inc

                            LONG TERM INCENTIVE PLAN

                  SHARE MATCH RESTRICTED STOCK AWARD AGREEMENT

         THIS SHARE MATCH RESTRICTED STOCK AWARD AGREEMENT (the "Agreement"), is entered into as of the (day) of (month)(year) (the "Award Date"), between PACCAR Inc, a Delaware corporation (the "Company"), and Mark C. Pigott (the "Recipient").

         WHEREAS, The Company has established the PACCAR Inc Long Term Incentive Plan (the "LTIP") in order to provide key employees of the Company and its subsidiaries with an opportunity to acquire shares of the Company's common stock, par value $1 per share (the "Common Shares"); and

         WHEREAS, the Compensation Committee of the Board of Directors charged with administering the LTIP (the "Committee") has determined that it would be in the best interests of the Company and its stockholders to match the shares of PACCAR stock the Recipient has purchased at full market value in the ( ) calendar quarter of (year)(through the exercise of stock options or open market purchases)with a grant of the Restricted Shares described in this Agreement in recognition of superior accomplishments, as an inducement to remain in the service of the Company and as an incentive for extraordinary efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. Award. The Company hereby grants the Recipient (number) of Common Shares (the "Restricted Shares") subject to the terms and conditions of the LTIP and this Agreement (the "Award"). The provisions of the LTIP are incorporated into this Agreement by this reference.

2. Rights as Stockholder. On and after the Award Date, and except to the extent provided in the LTIP and this Agreement, the Recipient will be entitled to all of the rights of a stockholder with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive dividends and other distributions payable with respect to the Restricted Shares.

3. Performance Goal. Vesting of the Award is subject to attaining a performance goal (the "Performance Goal") in


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         addition to the vesting provisions of Section 7. The Performance Goal will be attained if the Company's EPS growth meets or exceeds the EPS growth of at least fifty percent (50%) of the Peer Companies for the Performance Period, where:

         "EPS" means fully diluted earnings per share, adjusted to take into account stock splits, dividends or similar transactions. Earnings of the peer companies are adjusted for the effect of post-retirement benefit expense to be consistent with the method used by PACCAR. Restatements of prior period amounts by PACCAR or the peer companies will be reflected in the computation.

         "EPS growth" means the percentage increase in total EPS over the Performance Period compared to total EPS over the immediately prior period of the same length.

         "Peer Companies" means ArvinMeritor, Inc, Caterpillar Inc., Cummins Inc., Dana Corp., Deere & Co., Eaton Corp., Ingersoll-Rand Co. Ltd., Navistar International Corp. and Oshkosh Truck Corp.

4. Performance Period. The period for the Performance Goal commences on the first day of the calendar quarter in which the Award Date occurs and ends on the last day of the 19th calendar quarter following this Award (the "Performance Period").

5. Performance Evaluation. The Committee will certify in writing whether the Performance Goal has been achieved as soon as possible after the end of the Performance Period. If the Performance Goal has been achieved, the Award shall vest in accordance with the vesting provisions of Section 7. If the Performance Goal was not achieved, the Award shall be immediately forfeited (except as stated in Section 7(c)).

6. No Transfer before Vesting. Until the Performance Goal has been satisfied and the Restricted Shares otherwise vest, the Restricted Shares may not be transferred, pledged, alienated, attached or otherwise encumbered; any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company; and no attempt to transfer the unvested portion of the Award covering any of the Restricted Shares or the Restricted Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the purported transferee with any interest or right in or with respect to such Award or Restricted


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         Shares. Notwithstanding the foregoing, the Restricted Shares may be transferred by will or the laws of descent and distribution or pursuant to a trust created for the benefit of the Recipient or his family as provided in the Section 14 of the LTIP. The restrictions set forth in the LTIP and this Agreement shall apply to the Restricted Shares in the hands of any transferee.

7.       Vesting.

         (a) Conditions. Subject to Section 8(b), the Restricted Shares shall vest in full provided each of the following conditions has been satisfied:

                  (i) the Committee certifies, after the end of the Performance Period, that the Performance Goal for the Award has been achieved; and

                  (ii) the Recipient retained, through the end of the Performance Period, the shares of PACCAR Inc common stock he purchased in the calendar quarter in which the Award was made and upon which the Award is based (the "Underlying Shares"); and

                  (iii)    at the end of the Performance Period, either

                           (1) Recipient has been continuously employed by the Company since the Award Date in an LTIP eligible position; or

                           (2) Recipient's employment with the Company terminated by reason of Recipient's retirement at or after age 65, early retirement (as determined under the Company's defined benefit plan), disability (determined under the Company's long-term disability plan) or death.

         (b) Vesting Date. The restrictions stated in Section 6 shall lapse on the date the Committee certifies that all of the vesting conditions set forth in Section 7(a) have been satisfied.

         (c) Change in Control. Notwithstanding anything in this Agreement to the contrary, in the event of a Change in Control as provided in Section 16.4 of the LTIP, whether or not the Performance Goal has been satisfied, the Restricted Shares shall immediately vest in full.


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8.       Forfeiture of Restricted Shares. The Recipient's Restricted Shares that have not vested in accordance with Section 7 shall be immediately and irrevocably forfeited as follows:

         (a) If the Performance Goal is not achieved, all Restricted Shares will be immediately forfeited.

         (b) If Recipient sells any of the Underlying Shares prior to vesting it shall result in the immediate forfeiture of an equal number of the Restricted Shares from that Award.

         (c) If Recipient resigns or is terminated by the Company voluntarily or involuntarily other than by death, disability or retirement as provided in Section 7, all Restricted Shares will be immediately forfeited.

9. Terms and Conditions of Distribution. The Company is not required to issue or deliver any certificates for the Vested Shares before completing the steps necessary to comply with applicable federal and state securities laws (including any registration requirements and regulations governing short swing trading of securities) and applicable stock exchange rules and practices. The Company will use commercially reasonable efforts to cause compliance with those laws, rules and practices.

         If the Recipient dies before the Company has distributed any vested Shares, the Company will distribute the shares to the beneficiary or beneficiaries the Recipient designated, in the proportions the Recipient specified. To be effective, a beneficiary designation must be made in writing and filed with the Company. If the Recipient failed to designate a beneficiary or beneficiaries, the Company will distribute the stock to the Recipient's surviving spouse or, if there is none, to his estate consistent with the terms of the LTIP.

10. Stock Certificates. The Company will set up a book entry Restricted Shares account for the Recipient with the Company's transfer agent for the Restricted Shares as soon as practicable. The Company will distribute share certificates to the Recipient or, if applicable, his or her beneficiary, when the Restricted Stock becomes vested in accordance with Section 7.

11. Payment for Shares. The Committee has determined that the services rendered by Recipient to the Company provided


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         value equal to the $1.00 par value of the vested shares awarded and, therefore, no cash payment to the Company is required.

12. Withholding of Tax. To the extent that the receipt of the Restricted Shares or dividends results in income to the Employee for any federal or state income tax purposes, no later than the date as of which such tax withholding is first required, Recipient shall pay to the Company any federal or state income tax required to be withheld with respect to such amount. If the Recipient fails to do so, the Company will withhold shares of common stock having a fair market value on the date of withholding equal to the minimum tax withholding obligation.

13. Legality of Issuance; Restrictions on Transfer. No Vested Shares shall be issued unless and until the Company has determined that:

         (a) it and the Recipient have taken any actions required to register the Common Shares under the Securities Act of 1933, as amended (the "Securities Act") or to perfect an exemption from the registration requirements thereof;

         (b) any applicable listing requirement of any stock exchange on which Common Shares are listed has been satisfied; and

         (c) any other applicable provision of state or federal law has been satisfied.

         Regardless of whether the offering and sale of Common Shares under the LTIP have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Common Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law or with restrictions imposed by the Company's underwriters.

14. Registration Rights. The Company may, but shall not be obligated to, register or qualify the issuance of Restricted Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take


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         any affirmative action in order to cause the issuance of Restricted
         Shares under this Agreement to comply with any law.

15. Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Common Shares is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Common Shares but lacking such legend.

16. Investment Intent. In the event that the issuance of Restricted Shares under the LTIP is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Recipient shall represent and agree at the time of exercise that the Common Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

17. No Employment Rights. Nothing in this Agreement shall be construed as giving the Recipient the right to be retained as an employee. The Company reserves the right to terminate the Recipient's service at any time, with or without cause (subject to any employment agreement between the Recipient and the Company).

18. Administration. The Committee administers the LTIP and this Agreement. The Committee shall have sole discretion to interpret the LTIP and this Agreement, amend and rescind rules relating to its implementation and make all determinations necessary for administration of the LTIP and this Agreement. The Recipient's rights under this Agreement are expressly subject to the terms and conditions of the LTIP, including continued shareholder approval of the LTIP, and to any guidelines the Company adopts from time to time.

19. Entire Agreement. The Award is in all respects subject to the provisions set forth in the LTIP to the same extent and with the same effect as if the provisions of the LTIP were set forth fully herein. In the event that the terms of this Award conflict with the terms of the LTIP, the LTIP shall control. This Agreement is the entire Agreement between the parties to it, and any and all prior oral and


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         written representations are merged into and superseded by this
         Agreement. This Agreement may be amended only by written agreement between the Recipient and the Company.

20. No Limitation on Rights of the Company. The award of Restricted Shares does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

21. Share Adjustments. If there are any changes in the number or value of shares of Common Shares by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers or other events as stated in Article 10 of the LTIP, the Board of Directors or Committee may make such adjustments as it deems appropriate in order to prevent dilution or enlargement of rights. This provision does not, however, authorize the delivery of fractional Common Shares under the LTIP.

22. Notices. Any notice or other communication required or permitted under the LTIP or this Agreement must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender's expense. Notice will be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail or, if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to PACCAR Inc, Attention: Corporate Secretary. Notice to the Recipient should be sent to his or her business address.

23.      Data Privacy. By entering into this Agreement, Recipient:

         (a) agrees to disclose certain personal data requested by the Company to administer the LTIP and expressly consents to the Company's processing such data for purposes of the implementation or administration of the LTIP and this Agreement;

         (b) waives any data privacy rights Recipient may have with respect to such data; and

         (c) authorizes the Company and any of its authorized agents to store and transmit such information in electronic form.


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24.      Successors. All obligations of the Company under this Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or other event.

25. Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of Washington as such laws are applied to contracts entered into and performed in such State.

26. Limitation on Rights; No Right to Future Awards; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of an award evidenced hereby, Recipient acknowledges:

         (a) that the LTIP is discretionary in nature and may be suspended or terminated by the Company at any time;

         (b) that the Award of Restricted Stock is a one-time benefit which does not create any contractual or other right to receive future awards, grants of stock options, or benefits in lieu thereof;

         (c) that all determinations with respect to any such future Awards, including, but not limited to, the times when Awards shall be made, the number of Common Shares to be awarded, and the vesting of any Restricted Stock thereunder, will be at the sole discretion of the Company;

         (d)      that the Recipient's participation in the LTIP is voluntary;

         (e) that the value of the Award is an extraordinary item of compensation which is outside the scope of the Recipient's employment contract, if any;

         (f) that the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and

         (g) that the future value of the Commons Shares is unknown and cannot be predicted with certainty.


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         I agree to the terms and conditions of this restricted stock agreement and acknowledge having received the following documents:

         o        PACCAR Long Term Incentive Plan (Effective 4/25/2006)

         o        LTIP Administrative Guidelines Section 5.1 (Effective
                  01/26/2006)

         o        Plan Information Statement (Effective 4/25/2006)


Recipient:                              PACCAR Inc


                                        By:
-----------------------------------          -----------------------------------
Mark C. Pigott                               Vice President and General Counsel


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